SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934 (Amendment No.)

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[ ]	Preliminary Information Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

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CHINA PHARMA HOLDINGS, INC.
(Name of Registrant As Specified In Charter)

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CHINA PHARMA HOLDINGS, INC.

2nd Floor, No. 17, Jinpan Road
Haikou, Hainan Province, China

September 23, 2009

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our stockholders:

The accompanying Information Statement is being furnished to the stockholders of shares of the common stock of China Pharma Holdings, Inc., a Delaware corporation (the “Company”). This relates to a written consent, in lieu of a meeting, of stockholders of the Company owning at least a majority of the outstanding shares of the common stock as of September 3, 2009 (the “Written Consent”). The Board of Directors (the "Board") is not soliciting your proxy and you are requested not to send us a proxy. Except as otherwise indicated by the context, references in this Information Statement to “Company”, “we ”, “us”, or “our” are references to China Pharma Holdings, Inc.

The purpose of this Information Statement is to notify you of actions already approved by written consent of a majority of the voting stockholders and the Board:

1. To approve our amended and restated Certificate of Amendment of Certificate of Incorporation (the “Restated Certificate”), which will effect a reverse split of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”), at a ratio to be designated by the Board within a range of one-for-two (1:2) to one-for-three (1:3) (“Reverse Stock Split”); and

2. To adopt the Company’s 2009 Stock Option Plan.

A copy of the Restated Certificate and 2009 Stock Option Plan are attached to this Information Statement as Appendix A and Appendix B, respectively. The Restated Certificate will become effective when it is filed with the Delaware Secretary of State.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock is sufficient to approve the Restated Certificate and 2009 Stock Option Plan. Accordingly, the Restated Certificate is not presently being submitted to the Company’s other Stockholders for a vote.

The enclosed Information Statement is being mailed on or about September 23, 2009 to stockholders of record as of the close of business on September 3, 2009. You are urged to read the enclosed Information Statement in its entirety.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

For the Board of Directors of
CHINA PHARMA HOLDINGS, INC.

      By:

/s/ Zhilin Li__________

      Zhilin Li

Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

CHINA PHARMA HOLDINGS, INC.

2nd Floor, No. 17, Jinpan Road
Haikou, Hainan Province, China

Phone: (0086-898-66811730 (China))

September 23, 2009

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders of the common stock (the “Stockholders”), par value $0.001 per share (the "Common Stock"), of China Pharma Holdings, Inc., a Delaware Corporation (the "Company"), to notify such Stockholders of the following:

On September 2, 2009, the Board of Directors (the “Board”) unanimously adopted resolutions approving the Restated Certificate as set forth in Appendix A and the adoption of 2009 Stock Option Plan as set forth in Appendix B. The Board recommended that the Stockholders approve the Restated Certificate and the 2009 Stock Option Plan. In order to eliminate the costs and management time involved in holding a special meeting, and in order to accomplish the purposes of the Company as early as possible, the Board decided to utilize the written consent of the Stockholders of the majority outstanding shares of the Company.

On September 3, 2009, the Company received written consents in lieu of a meeting of Stockholders from Stockholders of 23,093,966 shares representing approximately 54.62% of the 42,278,938 total issued and outstanding shares of voting stock of the Company (the "Majority Stockholders"): 1) to approve an amendment and restatement of our Certificate of Amendment of Certificate of Incorporation (the “Restated Certificate”), which will effect a reverse split of the Company’s issued and outstanding Common Stock, par value $0.001 per share (the “Common Stock”), at a ratio to be designated by the Board within a range of one-for-two (1:2) to one-for-three (1:3)(“ Reverse Stock Split”); and 2)to adopt the Company’s 2009 Stock Option Plan.

Pursuant to Delaware General Corporation Law (“DGCL”) and subject to the Shareholders’ approval, the Board of Directors of the Company took the above actions on September 2, 2009. According to DGCL, any action that may be taken at any annual or special meeting of the Stockholders may be taken without a meeting,  without prior notice and without a vote, if a consent in writing,  setting forth the action so taken,  is signed by the stockholders of  outstanding  stock  having not less than the  minimum  number of votes that would be  necessary  to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  The Majority Stockholders approved the actions by written consent in lieu of a meeting on September 3, 2009, in accordance with the DGCL. Accordingly, your consent is not required and is not being solicited in connection with the approval of the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board has fixed the close of business on September 3, 2009, as the record date (the "Record Date") for the determination of Stockholders who are entitled to receive this Information Statement.

Each share of our Common Stock entitles its Stockholder to one vote on each matter submitted to the Stockholders. However, because the Stockholders holding at least a majority of the voting rights of all outstanding shares of Common Stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the forgoing actions will not become ratified until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about September 23, 2009 to all Stockholders of record as of September 3, 2009. As of September 3, 2009, there were 42,278,938 shares of Common Stock outstanding.

OUTSTANDING VOTING SECURITIES

As of the date of the consent by the Majority Stockholders, September 3, 2009, the Company had 42,278,938 shares of Common Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

On September 3, 2009, the holders of 23,093,966 shares representing approximately 54.62% of the 42,278,938 shares of Common Stock then outstanding executed and delivered to the Company a written consent approving the actions set forth herein. Since the actions have been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The DGCL provides in substance that unless the Company's Certificate of incorporation provides otherwise, stockholders may take action without a meeting of Stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of shares of our Common Stock owned as of September 3, 2009 by all persons (i) known to us who own more than 5% of the outstanding number of such shares, (ii) by all of our directors, and (iii) by all officers and directors of us as a group. Unless otherwise indicated, each of the Stockholders has sole voting and investment power with respect to the shares beneficially owned.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)

Common Stock	Zhilin Li	10,000,000	23.65%
Common Stock	Heung Mei Tsui	10,812,651	25.57%
Common Stock	Jian Yang	2,278,815	5.39%
Common Stock	Frank Waung	2,500	0.006%
Officers, Directors and Five (5) Percent Shareholders as a Group		23,093,966	54.62%
Common Stock	Peter Siris	2,794,323 (2)	6.61%
Common Stock	Guerrilla Capital Management, LLC	2,782,323 (2)	6.58%

(1) The percent of class is based on 42,278,938 shares of Common Stock issued and outstanding as of September 3, 2009.

(2) Guerrilla Capital Management, LLC (“Guerrilla”), an investment fund located in New York, beneficially owns or controls 2,782,323 shares of our Common Stock as disclosed in a Schedule 13G filed on February 13, 2009. Peter Siris is the managing director of Guerrilla, and believed to have dispositive and voting power over the securities held by Guerrilla. Besides, Peter Siris has sole voting power with respect to 12,000 shares of our Common Stock, and beneficially owns or controls 2,794,323 shares of our Common Stock in aggregate.

AMENDMENT AND RESTATEMENT OF

OUR CERTIFICATE OF INCORPORATION

GENERAL

On September 2, 2009, our Board approved, subject to receiving the approval of the Stockholders of a majority of the Company’s outstanding shares, an amendment and restatement of our Certificate of Amendment of Certificate of Incorporation, which integrates into a single instrument our current Restated Certificate of Incorporation and to effect the Reverse Stock Split, and our Board also approved the adoption of our 2009 Stock Option Plan. The Majority Stockholders approved the Restated Certificate, the Reverse Stock Split and the 2009 Stock Option Plan pursuant to a Written Consent dated as of September 3, 2009. The proposed Restated Certificate is attached hereto as Appendix A.

APPROVAL OF REVERSE STOCK SPLIT

Upon receiving Stockholder approval, the Board will have the sole discretion to decide the precise ratio of the Reverse Stock Split within a range of 1:2 to 1:3 prior to December 31, 2009. If the Board decides to implement the Reverse Stock Split, it will become effective upon the filing of the Restated Certificate, with the Secretary of State of the State of Delaware. If the Reverse Stock Split is implemented, the number of issued and outstanding shares of Common Stock would be reduced in accordance with an exchange ratio determined by the Board prior to December 31, 2009. Except for adjustments, that may result from the treatment of fractional shares as described below, each Stockholder will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such Stockholder held immediately prior to the Reverse Stock Split.

The Board believes that Stockholder approval granting the Board this discretion, rather than approval of a specified exchange ratio, provides the Board with maximum flexibility to react to then-current market conditions and to achieve the desired results of the Reverse Stock Split, therefore, is in the best interests of Company and our Stockholders. If the Board were to effect the Reverse Stock Split, the Board would set the timing for such a split and select the specific ratio within the range of 1:2 to 1:3. No further action on the part of Stockholders would be required to either implement or abandon the Reverse Stock Split. If the Board determines to effect the Reverse Stock Split, we would communicate to the public, prior to the effective date, additional details regarding the Reverse Stock Split, including the specific ratio selected by the Board of Directors. If the Board does not implement the Reverse Stock Split prior to December 31, 2009, the authority granted in this proposal to implement the Reverse Stock Split will terminate. The Board of Directors reserves its right to elect not to proceed with the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company.

PURPOSE OF THE REVERSE STOCK SPLIT

In the past three fiscal years of 2008, 2007, and 2006 respectively, our business operations have experienced continuous development. In light of our business performance and growth potential, the Board believes that it is in the best interest of our Stockholders and the Company to move the Company from the OTC Bulletin Board up to a senior national stock exchange, including NASDAQ or NYSE AMEX, which has higher initial listing criteria, including a minimum bid price threshold. The Reverse Stock Split may increase the price level of our Common Stock to meet the minimum bid price standard. To be listed on a senior national stock exchange will create a more liquid public market for our Common Stock, and therefore may increase our Stockholders’ return on their investment.

The Board further believes that an increased stock price may encourage investor interest and improve the marketability of our Common Stock to a broader range of investors, thus enhancing its liquidity.

The Board believes that having authority to implement the Reverse Stock Split, if and when it determines such to be appropriate, is in the best interests of Stockholders.

DETERMINATION OF THE RATIO FOR THE REVERSE STOCK SPLIT

The ratio of the Reverse Stock Split will be determined by the Board, in its sole discretion. However, the ratio will not exceed a ratio of one-for-three (1:3) or be less than a ratio of one-for-two (1:2). The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

In determining the range of Reverse Stock Split ratios listed herein, the Board considered numerous factors, including:

•	the historical and projected performance of the Common Stock and volume level before and after the Reverse Stock Split;
•	prevailing market conditions and general economic and other related conditions prevailing in our industry and in the marketplace generally;
•	the projected impact of the Reverse Stock Split ratio on trading liquidity in the Common Stock;
•	the prevailing trading price for the Common Stock and the volume level thereof; and
•	potential devaluation of our market capitalization as a result of the Reverse Stock Split.

The Board of Directors will further consider these issues when it determines the precise reverse stock split ratio.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

The Reverse Stock Split, if implemented, would reduce the number of shares of Common Stock outstanding and potentially increase the trading price of our Common Stock. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The Reverse Stock Split will affect all of our Stockholders uniformly and will not affect any Stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our Stockholders owning a fractional share. All Stockholders holding a fractional share shall be issued an additional share. The approximate number of shares of Common Stock that would be outstanding as a result of the proposed Reverse Stock Split, based on 42,278,938 shares of Common Stock outstanding as of September 3, 2009 would be as low as 14,092,980 if a 1:3 split were effected.

The following table shows, based on our outstanding shares as of September 3, 2009, the number of shares of our Common Stock that will be (1) issued and outstanding, (2) authorized and reserved for issuance and (3) authorized and unreserved after the adoption of a Reverse Stock Split, showing various ratios between 1:2 and 1:3.

Number of Shares after a Reverse Stock Split

as of September 3, 2009

		Reverse Split 1 for
	Current	2	3
Shares issued and outstanding	42,278,938	21,139,469	14,092,980
Warrants	2,961,274	1,480,637	987,092
Total	45,240,212	22,620,106	15,080,072
Total Authorized	60,000,000
Total Unissued and Unreserved	14,759,788	37,379,894	44,919,928

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The Reverse Stock Split will not change the proportionate equity interest of our Stockholders, nor will the respective voting rights and other rights of Stockholders be altered, except for possible immaterial changes. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own a fewer number of shares than they presently own. While we expect that the Reverse Stock Split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split. In addition, the Reverse Stock Split will increase the number of Stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above.

The Reverse Stock Split would not change the number of authorized shares of the Common Stock as designated by our Certificate of Incorporation. Therefore, because the number of issued and outstanding shares of Common Stock would decreases, upon effectiveness of the Reverse Stock Split, the number of shares remaining available for issuance under our authorized pool of Common Stock would increase. These additional shares of Common Stock would be available for issuance for corporate purposes such as raising additional capital, and acquisitions of companies or assets. If we issue additional shares for any of these purposes, the ownership interest of our current Stockholders would be diluted. There are no current plans or arrangements to issue any additional shares of our Common Stock, and the Reverse Stock Split is not in relation to any above potential financing activities.

POSSIBLE DISADVANTAGES OF REVERSE STOCK SPLIT

          Even though the Board believes that the potential advantages of the Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of the Reverse Stock Split:

•	The reduced number of outstanding shares of our Common Stock resulting from the Reverse Stock Split could adversely affect the liquidity of our Common Stock.

•

The Reverse Stock Split could result in a significant devaluation of the Company’s market capitalization and the trading price of our Common Stock, on an actual or an as-adjusted basis, based on the experience of other companies that have accomplished reverse stock splits.

•

The Reverse Stock Split may leave certain Stockholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of our Common Stock. These odd lots may be more difficult to sell than shares of Common Stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Stock Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by Stockholders selling odd lots created by the Reverse Stock Split.

•

There can be no assurance that the market price per new share of our Common Stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of old shares of our Common Stock outstanding before the Reverse Stock Split.

•

The total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split and, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

Upon implementation of the Reverse Stock Split, the Company will amend and restated the Company’s Certificate of Amendment of Certificate of Incorporation, as amended relating to the Company’s authorized capital, in its entirety to read as follows:

“4. The total number of shares of stock which the Corporation shall have the authority to issue is Sixty Million (60,000,000) shares, all of which shares shall consist of common stock, par value $0.001 per share.

Upon this Amended and Restated Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Date”), each share of common stock, par value $0.001 per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Date will automatically be reclassified as and changed into one- (1/ ) of a share of common stock, par value $0.001 per share of the Corporation (the “New Common Stock”). Each outstanding stock certificate which immediately before the Effective Date represented one or more shares of Old Common Stock shall thereafter, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of New Common Stock determined by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Date by one- (1/ ), and shares of Old Common Stock held in uncertificated from shall be treated in the same manner. Stockholders who would otherwise be entitled to receive fractional share interests of Common Stock shall instead receive a cash payment equal to the fraction multiplied by the closing sales price of our Common Stock on the effective date.”

The Restated Certificate filed with the Secretary of State of the State of Delaware will include only those numbers determined by the Board of Directors to be in the best interests of the Company and its Stockholders. The Board of Directors will not implement any subsequent amendments providing additional splits without first obtaining the approval of the Stockholders.

EFFECT ON OPTIONS AND WARRANTS

All the terms of options, warrants, and other securities of Company entitling their Stockholders to purchase would be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. The Reverse Stock Split, when implemented, will affect the outstanding options to purchase our Common Stock.  Our 2009 Stock Option Plan includes provisions for appropriate adjustments to the number of shares of common stock covered by stock options and other grants of stock-based awards under the plan, as well as the per share exercise prices.  If the Reverse Stock Split is implemented, an outstanding stock option to purchase one share of our Common Stock would thereafter evidence the right to purchase a fraction of a share of our Common Stock consistent with the Reverse Stock Split ratio designated by the Board (rounding any fractional shares up to the nearest whole share), and the exercise price per share would be a corresponding multiple of the previous exercise price (rounded down to the nearest cent).  For example, if we effect a 1-for-2 reverse stock split, a pre-split option for 1,000,000 shares of Common Stock with an exercise price of $1.00 per share would be converted post-split into an option to purchase 500,000 shares of Common Stock with the an exercise price of $2.00 per share.  Further, the number of shares of our Common Stock reserved for issuance under the plan will be reduced by the same ratio.

PROCEDURE FOR EFFECTING THE REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

The Company will file the Restated Certificate with the Secretary of State of Delaware at such time as the Board has determined the appropriate effective time for the Reverse Stock Split (“Effective Date”). The form of the Restated Certificate would be tailored to the specific Reverse Stock Split ratio to be effected. The Reverse Stock Split will become effective on the Effective Date. Beginning on the Effective Date, each certificate representing old shares will be deemed for all corporate purposes to evidence ownership of new shares.

As soon as practicable after the Effective Date, Stockholders will be notified that the Reverse Stock Split has been effected. The Reverse Stock Split will take place on the Effective Date without any action on the part of the Stockholders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each Stockholder is entitled to receive as a result of the Reverse Stock Split.

ACCOUNTING CONSEQUENCES

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the Effective Date of the Reverse Stock Split, we will reduce the Common Stock account on our balance sheet to correspond to the ratio of the Reverse Stock Split, and credit the capital in excess of par value account by the same amount. We will increase the per share net income or loss and net book value of our Common Stock because there will be fewer shares of our Common Stock outstanding.

FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss should be recognized by a Stockholder upon such Stockholder’s exchange of old shares for new shares pursuant to the Reverse Stock Split. The aggregate tax basis of the new shares received in the Reverse Stock Split (including any fraction of a new share deemed to have been received) will be the same as the Stockholder’s aggregate tax basis in the old shares exchanged therefor. The Stockholder’s holding period for the new shares will include the period during which the Stockholder held the old shares surrendered in the Reverse Stock Split.

The Company’s view regarding the tax consequence of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each Stockholder should consult with such Stockholder’s own tax advisor with respect to all of the potential tax consequences to such Stockholder of the Reverse Stock Split.

DISSENTER’S RIGHTS

Under the Delaware General Corporation Law, the Company’s Stockholders are not entitled to dissenter’s rights with respect to the Restated Certificate, and the Company will not independently provide Stockholders with any such right.

APPROVAL OF THE COMPANY’S

2009 STOCK OPTION PLAN

The Company’s 2009 Stock Option Plan was adopted pursuant to the written consent of Majority Stockholders as of September 3, 2009.

Description of the 2009 Stock Option Plan

The following is a brief description of certain important features of the 2009 Stock Option Plan, the full text of which is attached as Appendix B. This summary is qualified in its entirety by reference to Appendix B.

General. The 2009 Stock Option Plan provides for various types of awards denominated in shares of Company’s Common Stock to employees, directors and consultants of the Company and any related entity.

Administration. The 2009 Stock Option Plan shall be administered and interpreted by the Board or by a Committee appointed by the Board. If the Board administers the 2009 Stock Option Plan, references to the “Committee” shall be deemed to refer to the Board. To the extent permitted by applicable law, the Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the 2009 Stock Option Plan.

The Committee has the authority to administer and interpret the 2009 Stock Option Plan, to select the employees, directors and consultants to whom Options may be granted; to determine whether and to what extent Options are granted hereunder; to determine the number of shares or the amount of other consideration to be covered by each Option granted hereunder; to approve forms of Option Agreements for use under the 2009 Stock Option Plan; to determine the terms and conditions of any Option granted hereunder; to amend the terms of any outstanding Option granted under the Plan; to construe and interpret the terms of the Plan and Options, including without limitation, any notice of Option or Option Agreement, granted pursuant to the 2009 Stock Option Plan; and to take such other action, not inconsistent with the terms of the 2009 Stock Option Plan, as the Committee deems appropriate.

Eligibility. The Administrator may select from among the employee and consultants, provided that consultants are not eligible to receive incentive Shares options.

Shares Subject to the Plan. The 2009 Stock Option Plan provides that up to one million (1,000,000) shares shall be available for grant pursuant to the various types of awards that may be granted under the plan.

Incentive Share Options and Non-Qualified Share Options. The Option granted shall be designated as either an Incentive Share Option or a Non-qualified Share Option under the Option Agreement. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Share Options which become exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Share Options.

Fair Market Value. means, as of any date, the value of Common shares determined as follows:

(i)

If the Common shares are listed on one or more established stock exchanges or national market systems, including without limitation the American Stock Exchange or The Nasdaq Global Market, its Fair Market Value shall be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common shares are listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)

If the Common shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such shares as quoted on such system on the date of determination, but if selling prices are not reported, the Fair Market Value of an Common shares shall be the mean between the high bid and low asked prices for the Common shares on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)	In the absence of an established market for the Common shares of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

Amendment, Suspension or Termination of the 2009 Stock Option Plan. The Board may at any time amend, suspend or terminate the 2009 Stock Option Plan, except that no such action shall adversely affect any rights under Options already granted.  Unless the Company's Stockholders shall have given their approval, the Board may not amend the 2009 Stock Option Plan: (a) to increase the maximum aggregate number of shares that may be issued under the 2009 Stock Option Plan, or (b) if such amendment would change any of the provisions of Section 4(b)(vi) or Section 13(a) of the 2009 Stock Option Plan or (c) to make any other change that would require Stockholder approval under any applicable law.

Duration. The 2009 Stock Option Plan shall continue in effect for a term of ten (10) years unless sooner terminated.

As of this date, the Company has not granted options under the 2009 Stock Option Plan.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 and June 30, 2009;

2.	Annual Report on Form 10-K for the year ended December 31, 2008.

All of these documents which are being incorporated by reference into this 14C.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under the DGCL, the Company’s Certificate of incorporation consistent with above or By-Laws to dissent from any of the provisions adopted as set forth herein.

EFFECTIVE DATE OF RATIFICATION

Pursuant to Rule 14c-2 under the Exchange Act, the effective date of the actions stated herein, shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be ratified on or about the close of business on October 13, 2009.

By Order of the Board of Directors

By: /s/ Zhilin Li

-------------------------

Zhilin Li

Chairman

Appendix A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

 CHINA PHARMA HOLDINGS, INC.

__________________________________

China Pharma Holdings Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “Corporation”), does hereby certify as follows:

1. The current name of the Corporation is China Pharma Holdings Inc.

2. The provisions of the Certificate of Incorporation of the Corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled the Amended and Restated Certificate of Incorporation of China Pharma Holdings Inc.

3. The resolution setting forth the amendment and restatement has been duly approved by the stockholders of the Corporation in accordance with the General Corporation Law of the State of Delaware and is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be, and hereby is, amended and restated in its entirety as follows:

1. The name of the corporation is China Pharma Holdings Inc.

2. Its registered office in the State of Delaware is located at 1209 Orange Street, Corporation Trust Center, Wilmington, New Castle County, Delaware 19801. The name and address of the registered agent is The Corporation Trust Company, 1209 Orange Street, Corporation Trust Center, Wilmington, New Castle County, Delaware 19801.

3. The nature of the business or purposes to be conducted or promoted by the Corporation are:

(a) To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware;

(b) To manufacture rubber modules for road and other construction purposes;

(c) To purchase, take, own, hold, deal in, broker, mortgage or otherwise encumber and to lease, sell, exchange, convey, transfer or in any manner dispose of real property;

(d) To enter into partnerships, joint ventures, or other arrangements for sharing profits or cooperate with any entity carrying on any business capable of being conducted so as to benefit this Corporation; to acquire the assets and assume the liabilities of any entity and/or to acquire all or part of the stock of any corporation; to pay for the assets or stock in cash, stock or otherwise; to hold or dispose of the property so purchased; and to conduct any business so acquired; or dispose of the property so purchased; and to conduct any business so acquired;

(e) To borrow and lend money and to negotiate loans; to draw, accept and endorse notes, accounts receivable, bonds, stocks, debentures and other securities; to subscribe for, buy, sell, acquire, hold and dispose of shares of stock, bonds, accounts and other securities of any government, person or corporation; and to guarantee obligations of any other person or entity;

(f) To do any or all of the things herein set forth as principal, agent, contractor, trustee or otherwise, alone or jointly, with natural persons or any legal entity; and

(g) To have one or more offices and to conduct any or all of its operations and business and to promote its objects within or without the State of Delaware, without restriction as to place or amount.

The objects and purposes specified herein shall be regarded as independent objects and purposes and, except where otherwise expressed, shall be in no way limited nor restricted by reference to or inference from the terms of any other clause or paragraph of this Certificate of Incorporation.

In addition, the foregoing shall be construed both as objects and powers and the enumeration thereof shall not be held to limit or restrict in any manner the objects or purposes of the Corporation or the general powers conferred on this Corporation by the laws of the State of Delaware.

4. The total number of shares of stock which the Corporation shall have the authority to issue is Sixty Million (60,000,000) shares, all of which shares shall consist of common stock, par value $0.001 per share.

     Upon this Amended and Restated Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Date”), each share of common stock, par value $0.001 per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Date will automatically be reclassified as and changed into one- (1/ ) of a share of common stock, par value $0.001 per share of the Corporation (the “New Common Stock”). Each outstanding stock certificate which immediately before the Effective Date represented one or more shares of Old Common Stock shall thereafter, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of New Common Stock determined by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Date by one- (1/ ), and shares of Old Common Stock held in uncertificated from shall be treated in the same manner. Stockholders who would otherwise be entitled to receive fractional share interests of Common Stock shall instead receive a cash payment equal to the fraction multiplied by the closing sales price of our Common Stock on the effective date.

5. The number of directors constituting the entire Board of Directors of the Corporation shall be not less than three nor more than nine, with specific number to be as authorized from time vote of a majority of the entire Board of Directors.

6. The capital stock of the Corporation is nonassessable.

7. The name and mailing address of the incorporator of the corporation is as follows:

Name	Mailing Address

Stephen A. Zrenda, Jr.	1520 Bank One Center
100 N. Broadway
Oklahoma City, OK 73120-8601

8. The Corporation shall have perpetual existence.

9. The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law (the "Law") of the State of Delaware, as the same may be amended and supplemented, indemnify its directors and officers.

10. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its President and Chief Executive Officer on the ___day of _______, 2009.

By:
(Authorized Officer)
Names:	Zhilin Li, President & CEO

Appendix B

CHINA PHARMA HOLDINGS, INC.

2009 STOCK OPTION PLAN

1.     Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.     Definitions. The following definitions shall apply as used herein and in the individual Share Option Agreements except as defined otherwise in an individual Share Option Agreement. In the event a term is separately defined in an individual Share Option Agreement, such definition shall supersede the definition contained in this Section.

(a)     “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)      “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b 2 promulgated under the Exchange Act.

(c)     “Applicable Laws” means the legal requirements relating to the Plan and the Options under applicable provisions of the corporate and securities laws of any jurisdiction, the Code, the rules of any applicable stock exchange or national market system, and the rules of any jurisdiction applicable to Option granted to residents therein.

(d)      “Option” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Share, Restricted Share Unit or other right or benefit under the Plan.

(e)      “Option Agreement” means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.

(f)      “Board” means the Board of Directors of the Company.

(g)      “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i)     the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule13d 3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept, or

(ii)     a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(h)     “Code” means the Internal Revenue Code of 1986, as amended.

(i)     “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(j)     “Company” means China Pharma Holdings, Inc., a company incorporated in Delaware.

(k)     “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(l)     “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(m)     “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant (collectively, “Service Provider”) is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. An Optionee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Optionee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Share Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Share Option shall be treated as a Non-Qualified Share Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

(n)      “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)     a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated;

(ii)     the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)     the complete liquidation or dissolution of the Company;

(iv)     any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Common shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

(v)     acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(o)     “Director” means a member of the Board or the board of directors of any Related Entity.

(p)     “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Optionee provides services regardless of whether the Optionee is covered by such policy. If the Company or the Related Entity to which the Optionee provides service does not have a long-term disability plan in place, “Disability” means that an Optionee is unable to carry out the responsibilities and functions of the position held by the Optionee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. An Optionee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(q)     “Employee” means any person, including an Officer or Director, who is in the employment of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(r)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)      “Fair Market Value” means, as of any date, the value of Common shares determined as follows:

(i)     If the Common shares are listed on one or more established stock exchanges or national market systems, including without limitation the American Stock Exchange or The Nasdaq Global Market, its Fair Market Value shall be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common shares are listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)     If the Common shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such shares as quoted on such system on the date of determination, but if selling prices are not reported, the Fair Market Value of an Common shares shall be the mean between the high bid and low asked prices for the Common shares on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)     In the absence of an established market for the Common shares of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(t)     “Optionee” means an Employee, Director or Consultant who receives an Option under the Plan.

(u)     “Incentive Share Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(v)      “Non-Qualified Share Option” means an Option not intended to qualify as an Incentive Stock Option.

(w)     “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x)     “Option” means an option to purchase Shares pursuant to an Option Agreement granted under the Plan.

(y)     “Common shares” means the voting common shares of the Company.

(z)      “Plan” means this 2009 Stock Option Plan.

(aa)      “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

(bb)     “Replaced” means that pursuant to a Corporate Transaction the Option is replaced with a comparable share or stock Option or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Option. The determination of Option comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(cc)     “Restricted Share” means a Share issued under the Plan to the Optionee and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(dd)      “Share” means Common shares of the Company.

(ee)      “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     Shares Subject to the Plan.

(a)     Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Options (including Incentive Shares Options) is 1,000,000 Shares.

(b)     Any Shares covered by an Option (or portion of an Option) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Option shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of the American Stock Exchange, The Nasdaq Global Market (or other established stock exchange or national market system on which the Common shares are traded) and Applicable Law, any Shares covered by an Option which are surrendered (i) in payment of the Option exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Option shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Options under the Plan, unless otherwise determined by the Administrator.

4.     Administration of the Plan.

(a)     Plan Administrator.

(i)     Administration with Respect to Directors and Officers. With respect to grants of Options to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)     Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Options and may limit such authority as the Board determines from time to time.

(iii)     Administration Errors. In the event an Option is granted in a manner inconsistent with the provisions of this subsection (a), such Option shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)     Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)     to select the Employees, Directors and Consultants to whom Options may be granted;

(ii)     to determine whether and to what extent Options are granted hereunder;

(iii)     to determine the number of Shares or the amount of other consideration to be covered by each Option granted hereunder;

(iv)     to approve forms of Option Agreements for use under the Plan;

(v)     to determine the terms and conditions of any Option granted hereunder;

(vi)     to amend the terms of any outstanding Option granted under the Plan, provided that (A) any amendment that would adversely affect the Optionee’s rights under an outstanding Option shall not be made without the Optionee’s written consent, (B) the reduction of the exercise price of any Option Optioned under the Plan and the base appreciation amount of any SAR Optioned under the Plan shall be subject to shareholder approval and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Option shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction. Notwithstanding the foregoing, canceling an Option or SAR in exchange for another Option, SAR, Restricted Stock, or other Option with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original Option or SAR shall not be subject to shareholder approval;

(vii)     to construe and interpret the terms of the Plan and Options, including without limitation, any notice of Option or Option Agreement, granted pursuant to the Plan;

(viii)     to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

(c)     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.     Eligibility. The Optionees shall be such persons as the Administrator may select from among the Employee and Consultants, provided that Consultants are not eligible to receive Incentive Shares Options.

6.     Terms and Conditions of Options..

(a)     Designation of Option. Each Option shall be designated in the Option Agreement. The Option shall be designated as either an Incentive Share Option or a Non-Qualified Share Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Share Options which become exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Share Options. For this purpose, Incentive Share Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(b)     Conditions of Option. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Option including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Option, payment contingencies.

(c)     Deferral of Option Payment. The Administrator may establish one or more programs under the Plan to permit selected Optionees the opportunity to elect to defer receipt of consideration upon exercise of an Option, or other event that absent the election would entitle the Optionee to payment or receipt of Shares or other consideration under an Option. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(d)     Early Exercise. The Option Agreement may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Option prior to full vesting of the Option. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(e) Term of Option. The term of each Option shall be the term stated in the Option Agreement, provided, however, that the term of an Incentive Share Option shall be no more than three (3) years from the date of grant thereof.

(f) Transferability of Options. Incentive Share Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Other Options shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Optionee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Optionee may designate one or more beneficiaries of the Optionee’s Option in the event of the Optionee’s death on a beneficiary designation form provided by the Administrator.

(g) Termination of Employment Other than by Death or Disability.

          (i)     If an Optionee ceases to be an Employee for any reason other than his or her death or disability, the Optionee shall have the right, subject to the provisions of this Section 6, to exercise any option held by the Optionee at any time within ninety (90) days after his or her termination of employment, but not beyond the otherwise applicable term of the Option and only to the extent that on such date of termination of employment the Optionee's right to exercise such Option had vested.

          (ii)     For purposes of this Section 6(g), the employment relationship shall be treated as continuing intact while the Optionee is an active employee of the Company or any Affiliate, or is on military leave, sick leave, or other bona fide leave of absence to be determined in the sole discretion of the Administrator. The preceding sentence notwithstanding, in the case of an Incentive Shares option, employment shall be deemed to terminate on the date the optionee ceases active employment with the Company or any Affiliate, unless the Optionee's reemployment rights are guaranteed by statute or contract.

(h) Death of Optionee.

If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised an Option under Section 6(h), any Option granted to the Optionee may be exercised, to the extent it had vested at the time of death and subject to the Plan, at any time within twelve (12) months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who acquire the option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Option.

     (i) Disability of Optionee.

If an Optionee ceases to be an Employee due to becoming totally and permanently disabled within the meaning of Section 22(e)(3) of the Code, any Option granted to the Optionee may be exercised to the extent it had vested at the time of cessation and, subject to the Plan, at any time within twelve (12) months after the Optionee's termination of employment, but not beyond the otherwise applicable term of the option.

(j) Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator.

7.     Option Exercise or Purchase Price, Consideration and Taxes.

(a)     Exercise or Purchase Price. The exercise or purchase price shall be determined by the Administrator, but if any, for an Option shall be as follows:

(i)     in the case of an Incentive Share Option: the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant;

(ii)     in the case of a Non-Qualified Share Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant .

(b)     Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Option including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Share Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)     cash;

(ii)     check;

(iii)     with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(iv)     any combination of the foregoing methods of payment.

(c)     Taxes. No Shares shall be delivered under the Plan to any Optionee or other person until such Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of any national, provincial or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Share Option. Upon exercise of an Option the Company shall withhold or collect from Optionee an amount sufficient to satisfy such tax obligations.

8.     Exercise of Option.

(a)     Procedure for Exercise; Rights as a Shareholder.

(i)     Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Option Agreement.

(ii)     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(¢£).

9.     Conditions Upon Issuance of Shares.

(a)     Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.     Adjustments Upon Changes in Capitalization.

Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Option, the maximum number of Shares with respect to which Options may be granted to any Optionee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a share split, reverse share split, share dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common shares including a corporate merger, consolidation, acquisition of property or equity, separation (including a spin-off or other distribution of shares or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option. In the event of a Spin-off Transaction, the Administrator may in its discretion make such adjustments and take such other action as it deems appropriate with respect to outstanding Options under the Plan, including but not limited to: (i) adjustments to the number and kind of shares, the exercise or purchase price per share and the vesting periods of outstanding Options, (ii) prohibit the exercise of Options during certain periods of time prior to the consummation of the Spin-off Transaction, or (iii) the substitution, exchange or grant of Options to purchase securities of the Subsidiary; provided that the Administrator shall not be obligated to make any such adjustments or take any such action hereunder.

11.     Corporate Transactions and Changes in Control.

(a)Termination of Option to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Options under the Plan shall terminate. However, all such Options shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)     Acceleration of Option Upon Corporate Transaction or Change in Control.

(i)     Corporate Transaction. The Administrator may determine, in the event of a Corporate Transaction, for the portion of each Option that is neither Assumed nor Replaced, such portion of the Option shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Option, immediately prior to the specified effective date of such Corporate Transaction, provided that the Optionee’s Continuous Service has not terminated prior to such date.

(ii)     Change in Control. The Administrator may determine, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Option which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately prior to the specified effective date of such Change in Control, for all of the Shares (or other consideration) at the time represented by such Option, provided that the Optionee’s Continuous Service has not terminated prior to such date.

(c)     Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12.     Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Options may be granted under the Plan upon its becoming effective.

13.     Amendment, Suspension or Termination of the Plan.

(a)     The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by Applicable Laws, or if such amendment would change any of the provisions of Section 3(a), Section 4(b)(vi) or this Section 13(a).

(b)     No Option may be granted during any suspension of the Plan or after termination of the Plan.

(c)     No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Options already granted to an Optionee.

14.     Reservation of Shares.

(a)     The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.     No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Optionee any right with respect to the Optionee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Optionee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of an Optionee who is employed at will is in no way affected by its determination that the Optionee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.     No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Options shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.     Shareholder Approval. The grant of Incentive Share Options under the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Share Options under the Plan prior to approval by the shareholders, but until such approval is obtained, no such Incentive Share Option shall be exercisable. In the event that shareholder approval is not obtained within the twelve (12) month period provided above, all Incentive Share Options previously granted under the Plan shall be exercisable as Non-Qualified Share Options.

18.     Unfunded Obligation. Optionees shall have the status of general unsecured creditors of the Company. Any amounts payable to Optionees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Optionee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and an Optionee, or otherwise create any vested or beneficial interest in any Optionee or the Optionee’s creditors in any assets of the Company or a Related Entity. The Optionees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19.     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20. Information to Optionees. Each Optionee shall be provided with such information regarding the Company as the Board or the Committee from time to time deems necessary or appropriate; provided, however, that each Optionee shall at all times be provided with such information as is required to be provided from time to time pursuant to applicable regulatory requirements, including, but not limited to, any applicable requirements of the Securities and Exchange Commission, the Delaware Department of Corporations and other state securities agencies.